Exhibit 10.1

Execution Version

AMENDMENT, dated as of November 19, 2014 (this “Amendment”), to the Revolving Credit Agreement, dated as of September 6, 2013 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Perrigo Company PLC (formerly known as Perrigo Company Limited) (the “Revolving Borrower”), the lenders party thereto (the “Lenders”), Barclays Bank PLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the other agents party thereto.

W I T N E S S E T H :

WHEREAS, the Revolving Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Revolving Borrower, directly or indirectly, intends (a) to acquire (the “Oscar Acquisition”) Omega Pharma Invest NV, a limited liability company incorporated under the laws of Belgium, and its Subsidiaries (collectively, “Oscar”) and (b) to finance the Acquisition, in part, with proceeds from the issuance by its Subsidiary of senior unsecured notes (the “Oscar Senior Notes”);

WHEREAS, the issuance of the Oscar Senior Notes may occur prior to the closing of the Oscar Acquisition while the Credit Agreement remains outstanding, and in connection therewith the Revolving Borrower has requested that the Required Lenders amend certain provisions of the Credit Agreement to permit the Oscar Senior Notes to be issued and remain outstanding and each Lender authorize the release of each Guarantor from its Guaranty, in each case, subject to the terms set forth below;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1. Defined Terms; References. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein (including the recitals hereto) as defined therein. On and after the Amendment effective date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

2. Amendments. Each Lender party hereto hereby consents to the following amendments to the Credit Agreement (and the inclusion of any applicable new defined terms in Section 1.01 thereof in alphabetical order):

(i) The definition of “Consolidated Indebtedness” is hereby amended and restated in its entirety as follows:

“Consolidated Indebtedness” means at any time the Indebtedness of the Revolving Borrower and its Subsidiaries calculated on a consolidated basis in accordance with GAAP, excluding (a) the New Senior Notes during the period that the proceeds of such New Senior Notes are being held in escrow pending the release of such proceeds to finance the Transactions and (b) the Oscar Senior Notes during the period that the proceeds thereof are held in a segregated account of the Revolving Borrower or its applicable Subsidiary, remain unused pending consummation of the Oscar Acquisition and are subject to a requirement that such Oscar Senior Notes are mandatorily redeemed in full (including payment of any accrued interest and/or fees) to the extent the Oscar Acquisition is terminated prior to the consummation thereof (such requirements, the “Oscar Senior Notes Exclusion Requirements”).

(ii) The definition of “Consolidated Interest Expense” is hereby amended and restated in its entirely as follows:

“Consolidated Interest Expense” means, with reference to any period, the Interest Expense of the Revolving Borrower and its Subsidiaries calculated on a consolidated basis in accordance with GAAP for such period, including without limitation all financing costs in connection with a Permitted Securitization Transaction, but excluding (a) Interest Expense in respect of the New Senior Notes during the period that the proceeds of such New Senior Notes are being held in escrow pending the release of such proceeds to finance the Transactions and (b) Interest Expense in respect of the Oscar Senior Notes during the period that the proceeds of such Oscar Senior Notes comply with the Oscar Senior Notes Exclusion Requirements.

(iii) The last sentence of the definition of “Indebtedness” is hereby amended and restated in its entirely as follows:

“Indebtedness shall not include (a) any New Senior Notes to the extent the proceeds thereof remain in escrow with the release of such proceeds conditioned upon the consummation of the Acquisitions or the use of the proceeds to refinance all or a portion of the Senior Notes and (b) any Oscar Senior Notes to the extent the proceeds thereof comply with the Oscar Senior Notes Exclusion Requirements.”

(iv) The following defined terms are added to the Credit Agreement in alphabetical order:

“Oscar Acquisition” has the meaning set forth in the Oscar Amendment.

“Oscar Amendment” means that certain Amendment to this Agreement dated November 19, 2014 among the Revolving Borrower, the Required Lenders and the Administrative Agent.

“Oscar Senior Notes” has the meaning set forth in the Oscar Amendment.

“Oscar Senior Notes Exclusion Requirements” has the meaning set forth in the definition of “Consolidated Indebtedness”.

(v) Section 6.02(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(e) Prior to the consummation of the Oscar Acquisition, Liens on any segregated account, and Liens on any cash, cash equivalents or other property held in such segregated account representing proceeds from the Oscar Senior Notes to the extent the proceeds comply with the Oscar Senior Notes Exclusion Requirements.”

(vi) Section 6.08(iv) of the Credit Agreement is hereby amended by adding “any Oscar Senior Notes or any” immediately before “Indebtedness” therein.

(vii) Each Guarantor is hereby released from its Guaranty and any applicable requirements to maintain such Guaranty set forth in the Credit Agreement are hereby waived.

(viii) For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loan as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

3. Representations and Warranties; Loan Document. The Revolving Borrower hereby represents and warrants that as of the date hereof (a) the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect is true and correct in all respects) on and as of such date, with the same effect as if made on and as of such date (other than those representations and warranties that by their terms expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing. This Amendment is a “Loan Document”, as defined in the Credit Agreement.

4. Effectiveness of Amendment; Termination. This Amendment shall become effective as of the date the Administrative Agent shall have received counterparts of this Amendment duly executed by the Revolving Borrower, the Required Lenders and the Revolving Borrower; provided that the amendment set forth in Section 2(vii) shall also be conditioned on (a) delivery of counterparts of this amendment executed by each Lender and (b) substantially contemporaneously with such release the analogous Guarantees in respect of the New Senior Notes being released (such release to be evidenced by a certificate of the Revolving Borrower). This Amendment shall terminate automatically and the Credit Agreement shall automatically be deemed not to have been modified as set forth herein upon the earlier to occur of (i) 5:00 p.m. (New York City time) on the date that is 9 months after the date the definitive purchase agreement is executed in respect of the Oscar Acquisition and (ii) the termination of the Oscar Acquisition prior to the consummation thereof; provided that notwithstanding the foregoing, the amendment set forth in Sections 2(vii) and (viii) shall remain effective and shall not be subject to such termination.

5. Continuing Effect; No Other Amendments. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend any other provisions of the Credit Agreement.

6. Expenses. The Revolving Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by email or facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

PERRIGO COMPANY PLC

By:	/s/ Judy L. Brown
Name: Judy L. Brown
Title: Executive Vice President & Chief Financial Officer

[Existing Perrigo Revolver Amendment]

BARCLAYS BANK PLC, as Administrative Agent and as Lender

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

[Existing Perrigo Revolver Amendment]

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Krys Szremski
Name: Krys Szremski
Title: Vice President

[Existing Perrigo Revolver Amendment]

BANK OF AMERICA, N.A., as Lender

By:	/s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

[Existing Perrigo Revolver Amendment]

CITIZENS BANK, N.A., as Lender

By:	/s/ André A. Nazareth
Name: André A. Nazareth
Title: Senior Vice President

[Existing Perrigo Revolver Amendment]

COMERICA BANK, as Lender

By:	/s/ Chris L. Bauchan
Name: Chris L. Bauchan
Title: Vice President

[Existing Perrigo Revolver Amendment]

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION, as Lender

By:	/s/ Nathaniel E. Sher
Name: Nathaniel E. Sher
Title: Vice President

[Existing Perrigo Revolver Amendment]

BANK HAPOALIM B.M., as Lender

By:	/s/ Yael Weinstock-Shemesh
Name: Yael Weinstock-Shemesh
Title: Senior Vice President & Head of the Israeli Business Group

By:	/s/ Tal Shpaizer
Name: Tal Shpaizer
Title: Vice President Israeli Business Group

[Existing Perrigo Revolver Amendment]

HSBC BANK USA, N.A., as Syndication Agent and as Lender

By:	/s/ Andrew Bicker
Name: Andrew Bicker
Title: Senior Vice President

[Existing Perrigo Revolver Amendment]

MIZUHO BANK, LTD, as Lender

By:	/s/ Bertram Tang
Name: Bertram Tang
Title: Authorized Signatory

[Existing Perrigo Revolver Amendment]

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Alice Lee
Name: Alice Lee
Title: Authorized Signatory

[Existing Perrigo Revolver Amendment]

THE NORTHERN TRUST COMPANY, as Lender

By:	/s/ Wicks Barkhausen
Name: Wicks Barkhausen
Title: Second Vice President

[Existing Perrigo Revolver Amendment]

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Arthur F. Gray
Name: Arthur F. Gray
Title: Senior Vice President

[Existing Perrigo Revolver Amendment]

SANTANDER BANK, as Lender

By:	/s/ Scott Wollard
Name: Scott Wollard
Title: Managing Director

[Existing Perrigo Revolver Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Shuji Yabe
Name: Shuji Yabe
Title: Managing Director

[Existing Perrigo Revolver Amendment]

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Jeffrey S. Johnson
Name: Jeffrey S. Johnson
Title: Vice President

[Existing Perrigo Revolver Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Joe Ellerbroek
Name: Joe Ellerbroek
Title: Assistant Vice President

[Existing Perrigo Revolver Amendment]